DATE:                                      January 30, 2007
TO:                                        Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Supplemental Interest Trust Trustee for the benefit of RALI Series 2007-QA1 Supplemental Interest Trust, acting on behalf of the Class A Certificateholders and the
                                           Class M Certificateholders under the Pooling and Servicing
                                           Agreement identified below ("PARTY A")

ATTENTION:                                 RALI Series 2007-QA1

FROM:                                      Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Supplemental Interest Trust Trustee for the benefit of RALI Series 2007-QA1 Supplemental Interest Trust, acting on behalf of the Class SB Certificateholders under the
                                           Pooling and Servicing Agreement identified below ("PARTY B")

SUBJECT:                                   Payment Swap Confirmation and Agreement
REFERENCE NUMBER

The purpose of this letter  agreement (the  "Agreement")  is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified  below (the  "Transaction")  between Party A and Party B. This  Agreement, which  evidences a complete and binding  agreement  between you and us to enter into the  Transaction  on the terms set forth  below,  constitutes  a  "Confirmation"  as  referred to in the ISDA Form  Master  Agreement  (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1.       This  Agreement  is  subject  to and  incorporates  the 2000  ISDA  Definitions  (the  "Definitions"),  as
published by the International Swaps and Derivatives  Association,  Inc. ("ISDA").  You and we have agreed to enter into this  Agreement  in lieu of  negotiating  a Schedule  to the 1992 ISDA Master  Agreement  (Multicurrency-Cross
Border) form (the "ISDA Form Master  Agreement")  but,  rather,  an ISDA Form Master  Agreement  shall be deemed to have been  executed by you and us on the date we entered into the  Transaction.  In the event of any  inconsistency between the provisions of this  Agreement and the  Definitions  or the ISDA Form Master  Agreement,  this Agreement shall  prevail for purposes of the  Transaction.  Terms used and not  otherwise  defined  herein,  in the ISDA Form
Master  Agreement  or the  Definitions  shall have the  meanings  assigned  to them in the series  supplement  (the
"Series Supplement"),  dated as of January 1, 2007, to the standard terms of pooling and servicing agreement, dated as of December 1, 2006 (the "Standard Terms", and together with the Series  Supplement,  the "Pooling and Servicing
Agreement"),  among Residential  Accredit Loans, Inc., as depositor,  Residential  Funding Company,  LLC, as master servicer,  and Deutsche Bank Trust Company  Americas,  as trustee.  Each reference to a "Section" or to a "Section"
"of this  Agreement"  will be construed as a reference  to a Section of the 1992 ISDA Form Master  Agreement.  Each
capitalized  term used herein that is not defined herein or in the 1992 ISDA Form Master  Agreement  shall have the meaning defined in the Pooling and Servicing  Agreement.  Notwithstanding  anything herein to the contrary,  should any provision of this Agreement conflict with any provision of the Pooling and Servicing  Agreement,  the provision of the Pooling and Servicing Agreement shall apply.

2.       The terms of the particular Transaction to which this Confirmation relates are as follows:

               Trade Date:

               Effective Date:

               Termination Date:                     February 25, 2037 subject to adjustment in accordance  with the
                                                     Business Day Convention.

               Business Days:                        California, Minnesota, Texas, New York, Illinois.

               Business Day Convention:              Following.
               PARTY A PAYMENTS:
               Party A Payment Dates:                Each   Distribution   Date  under  the  Pooling  and  Servicing
                                                     Agreement.

               Party A Payment Amounts:              On each Party A Payment Date, the amount,  if any, equal to the aggregate  amount  of Net Swap  Payments  and Swap  Termination
                                                     Payments owed to the Swap  Counterparty  remaining unpaid after application  of the  sum of (A)  from  the  REMIC  I  Available
                                                     Distribution  Amount  (less the  amount  distributable  on such
                                                     Distribution  Date in respect of REMIC IV Regular  Interest IO)
                                                     that   would   have   remained   had  the  REMIC  I   Available
                                                     Distribution  Amount  (less the  amount  distributable  on such
                                                     Distribution  Date in  respect  of  REMIC IV  Regular  Interest
                                                     IO)been  applied  on  such   Distribution   Date  to  make  the
                                                     distributions for such Distribution Date under  Section 4.02(c)
                                                     clauses  (i)  through  (viii)  of  the  Pooling  and  Servicing
                                                     Agreement,  of (I) Accrued Certificate Interest on the Class SB
                                                     Certificates,  (II) the  amount  of  any  Overcollateralization
                                                     Reduction  Amount  and (III) for each  Distribution  Date after the  Certificate  Principal  Balance  of each  Class of Class A
                                                     Certificates  and  Class M  Certificates  has been  reduced  to zero, the  Overcollateralization  Amount,  (B) from  prepayment charges on deposit in the  Certificate  Amount,  any prepayment charges  received  on the  Mortgage  Loans  during the  related
                                                     Prepayment  Period  and (C) the  amount  distributable  on such
                                                     Distribution  Date in respect of the REMIC IV  Regular Interest
                                                     IO.

               PARTY B PAYMENTS:
               Party B Payment Dates:                Each   Distribution   Date  under  the  Pooling  and  Servicing
                                                     Agreement

               Party B Payment Amounts:              On each Party B Payment  Date, an amount equal to the lesser of
                                                     (a)  the  Available   Distribution  Amount  remaining  on  such
                                                     Distribution  Date after the distributions on such Distribution
                                                     Date under  Section 4.02(c)  clauses  (i)  through  (vi) of the
                                                     Pooling and Servicing  Agreement and (b) the  aggregate  unpaid
                                                     Basis    Risk    Shortfalls    allocated    to   the    Class A
                                                     Certificateholders and the Class M  Certificateholders for such
                                                     Distribution Date.

3.       Additional  Provisions:  Each party  hereto is hereby  advised and  acknowledges  that the other party has engaged in (or refrained  from engaging in)  substantial  financial  transactions  and has taken (or refrained from taking) other material  actions in reliance upon the entry by the parties into the  Transaction  being entered into on the terms and conditions set forth herein and in the ISDA Form Master  Agreement  relating to such  Transaction, as applicable.

4.       Provisions Deemed Incorporated in a Schedule to the ISDA Form Master Agreement:

1)       Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a)      "Specified Entity" is not applicable to Party A or Party B for any purpose.

(b)      "Specified  Transaction"  is not  applicable  to Party A or  Party B for any  purpose,  and,  accordingly,
                  Section 5(a)(v) shall not apply to Party A or Party B.

(c)      The "Cross Default" provisions of Section 5(a)(vi) shall not apply to Party A or Party B.

(d)      The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Party A or Party B.

(e)      With respect to Party A and Party B, the "Bankruptcy"  provision of Section  5(a)(vii)(2) of the ISDA Form
                  Master Agreement will be deleted in its entirety.

(f)      The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A or to Party B.

(g)      Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

(i)      Market Quotation will apply.

(ii)     The Second Method will apply.

(h)      "Termination Currency" means United States Dollars.

(i)      The provisions of Sections 5(a)(ii), 5(a)(iii) and 5(a)(iv) shall not apply to Party A or Party B.

(j)      Tax Event.  The provisions of Section  2(d)(i)(4) and 2(d)(ii) of the ISDA Form Master Agreement shall not apply to Party A and Party A shall not be  required  to pay any  additional  amounts  referred to therein.

2)       Tax Representations.

(a)      Payer  Representations.  For the purpose of Section 3(e) of the ISDA Form Master Agreement,  each of Party
                  A and Party B will make the following representations:

                                    It is not required by any applicable  law, as modified by the practice of any  relevant  governmental  revenue  authority,  of  any  Relevant
                                    Jurisdiction  to make any deduction or  withholding  for or on account of any Tax from any payment  (other than interest  under Section 2(e),
                                    6(d)(ii) or 6(e) of the ISDA Form Master  Agreement)  to be made by it
                                    to  the  other   party   under   this   Agreement.   In  making   this
                                    representation, it may rely on:

(i)      the  accuracy of any  representations  made by the other party  pursuant to Section  3(f) of the ISDA Form
                           Master Agreement;

(ii)     the  satisfaction  of the  agreement  contained  in Sections  4(a)(i) or 4(a)(iii) of the ISDA Form Master
                           Agreement  and the accuracy  and  effectiveness  of any  document  provided by the other party pursuant to Sections 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement; and

(iii)    the  satisfaction  of the  agreement of the other party  contained in Section 4(d) of the ISDA Form Master
                           Agreement,  provided  that  it  shall  not be a  breach  of  this  representation  where reliance  is placed  on  clause  (ii) and the  other  party  does not  deliver a form or document  under  Section  4(a)(iii)  by reason  of  material  prejudice  to its legal or commercial position.

(b)      Payee  Representations.  For the purpose of Section  3(f) of the ISDA Form Master  Agreement,  Party A and
                  Party B make the following representations: None

3)       Documents to be Delivered.  For the purpose of Section 4(a) (i) and 4(a) (iii):

(1)      Tax forms, documents, or certificates to be delivered are:

PARTY REQUIRED TO          FORM/DOCUMENT/                          DATE BY WHICH TO
DELIVER DOCUMENT           CERTIFICATE                             BE DELIVERED

Party A and Party B        Any documents required or               Promptly after the earlier of (i) reasonable
                           reasonably requested to allow           demand by either party or (ii) actual knowledge
                           the other party to make                 that such form or document is required
                           payments under this Agreement
                           without any deduction or
                           withholding for or on the
                           account of any Tax or with
                           such deduction or withholding
                           at a reduced rate

(2)      Other documents to be delivered are:

PARTY REQUIRED                FORM/DOCUMENT/                        DATE BY WHICH TO BE     COVERED BY
TO DELIVER                    CERTIFICATE                           DELIVERED               SECTION 3(D)
DOCUMENT                                                                                    REPRESENTATION
Party A and Party B           Any documents required by the         Upon execution and      Yes
                              receiving party to evidence the       delivery of this
                              authority of the delivering party     Agreement and such
                              for it to execute and deliver this    Confirmation
                              Agreement, any Confirmation to
                              which it is a party, and to
                              evidence the authority of the
                              delivering party to perform its
                              obligations under this Agreement
                              and such Confirmation.
Party A and Party B           A certificate of an authorized        Upon the execution      Yes
                              officer of the party, as to the       and delivery of this
                              incumbency and authority of the       Agreement and such
                              respective officers of the party      Confirmation
                              signing this Agreement

4)       Miscellaneous.  Miscellaneous

(a)      Address for Notices: For the purposes of Section 12(a) of this Agreement:

                                 Address for notices or communications to Party A:

         Address:                RALI Series 2007-QA1 Trust,
                                 acting through Deutsche Bank Trust Company Americas
                                 not in its individual capacity
                                 but solely in its capacity as
                                 Supplemental Interest Trust
                                 Trustee for the benefit of the
                                 RALI Series 2007-QA1 Supplemental Interest Trust
                                 Attn:    RALI Series 2007-QA1 Trust
                                 Fax:     714-247-6285

         with a copy to:         Residential Funding Company, LLC
                                 8400 Normandale Lake Blvd., Suite 600
                                 Minneapolis, MN 55437
         Attention:              Steve Milstein
         Facsimile:              301-664-6901

         (For all purposes)

         Address for notices or communications to Party B:
         Address:                RALI Series 2007-QA1 Trust,
                                 acting through Deutsche Bank Trust Company Americas
                                 not in its individual capacity
                                 but solely in its capacity as
                                 Supplemental Interest Trust Trustee for the benefit of the
                                 RALI Series 2007-QA1 Supplemental Interest Trust
                                 Attn:    RALI Series 2007-QA1 Trust
                                 Fax:     714-247-6285

         with a copy to:         Residential Funding Company, LLC
                                 8400 Normandale Lake Blvd., Suite 600
                                 Minneapolis, MN 55437
         Attention:              Steve Milstein
         Facsimile No.:          301-664-6901

         (For all purposes)

(b)      Process Agent. For the purpose of Section 13(c):

                  Party A:                         Not Applicable
                  Party B:                         Not Applicable

(c)      Offices.  The  provisions of Section 10(a) will not apply to this  Agreement;  neither Party A nor Party B have any Offices other than as set forth in the Notices Section.

(d)      Multibranch  Party.  For the purpose of Section 10(c) of the ISDA Form Master  Agreement,  neither Party A nor Party B is a Multibranch. Party.

(e)      Calculation Agent. The Calculation Agent is Party B.

(f)      Credit Support Document.

                                    Not Applicable

(g)      Credit Support Provider.

                                    Not Applicable

(h)      Governing  Law.  The  parties to this ISDA  Agreement  hereby  agree that the law of the State of New York shall govern their rights and duties in whole,  without  regard to the conflict of law  provision thereof, other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)      Non-Petition.  Party A and Party B each hereby  irrevocably  and  unconditionally  agrees that it will not institute against,  or join any other person in instituting  against or cause any other person to institute against RALI Series 2007-QA1 Trust,  Mortgage Asset-Backed  Pass-Through  Certificates,
                  Series 2007-QA1, or the other party any bankruptcy,  reorganization,  arrangement, insolvency, or similar  proceeding  under  the laws of the  United  States,  or any other  jurisdiction  for the non-payment  of any amount due  hereunder  or any other  reason  until the payment in full of the
                  Certificates  and the  expiration  of a period  of one year  plus ten days (or,  if  longer,  the applicable preference period) following such payment.

(j)      Severability.  If any term,  provision,  covenant,  or condition  of this  Agreement,  or the  application thereof to any party or circumstance,  shall be held to be invalid or unenforceable  (in whole or in part) for any reason,  the remaining  terms,  provisions,  covenants,  and  conditions  hereof shall  continue in full force and effect as if this  Agreement had been executed with the invalid or  unenforceable  portion  eliminated,  so long as this  Agreement  as so modified  continues to express,  without  material  change,  the  original  intentions  of the parties as to the subject matter  of  this  Agreement  and the  deletion  of  such  portion  of  this  Agreement  will  not substantially impair the respective benefits or expectations of the parties.

                           The parties shall endeavor to engage in good faith  negotiations  to replace any invalid or  unenforceable  term,  provision,  covenant or  condition  with a valid or  enforceable  term, provision,  covenant or  condition,  the  economic  effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(k)      Consent to Recording.  Each party hereto  consents to the  monitoring  or recording,  at any time and from time to time, by the other party of any and all  communications  between officers or employees of the parties,  waives any further  notice of such  monitoring or  recording,  and agrees to notify its officers and employees of such monitoring or recording.

(l)      Waiver of Jury Trial.  Each party to this Agreement  respectively  waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(m)      Set-Off  Notwithstanding  any provision of this Agreement or any other existing or future agreement,  each party  irrevocably  waives any and all rights it may have to set off,  net,  recoup or  otherwise withhold or suspend or condition  payment or  performance  of any  obligation  between it and the other  party  hereunder  against  any  obligation  between it and the other party under any other agreements.  The  provisions  for  Set-off  set forth in  Section  6(e) of the ISDA  Form  Master
                  Agreement shall not apply for purposes of this Transaction.

(n)      This  Agreement  may be executed in several  counterparts,  each of which shall be deemed an original  but all of which together shall constitute one and the same instrument.

(o)      Trustee Liability  Limitations.  It is expressly understood and agreed by the parties hereto that (a) this
                  Agreement is executed and  delivered by Deutsche Bank Trust Company  Americas,  not  individually or  personally  but solely as Trustee of Party A and Party B, in the  exercise  of the powers and authority  conferred  and  vested in it and that  Deutsche  Bank  Trust  Company  Americas  shall perform its duties and  obligations  hereunder in accordance  with the standard of care set forth in  Article  VIII of the  Pooling  and  Servicing  Agreement,  (b)  each of the  representations, undertakings  and agreements  herein made on the part of Party A and Party B is made and intended not as personal  representations,  undertakings  and  agreements  by Deutsche  Bank Trust Company
                  Americas  but is made and  intended  for the  purpose  of  binding  only Party A and Party B, (c)
                  nothing  herein  contained  shall be construed as creating any  liability on Deutsche  Bank Trust
                  Company  Americas,  individually  or  personally,  to perform any  covenant  either  expressed or implied  contained  herein,  all such liability,  if any, being  expressly  waived by the parties hereto  and by any Person  claiming  by,  through  or under the  parties  hereto;  provided  that nothing in this  paragraph  shall relieve  Deutsche Bank Trust Company  Americas from  performing its  duties  and  obligations  hereunder  and  under  the  Pooling  and  Servicing  Agreement  in accordance  with the standard of care set forth  therein,  and (d) under no  circumstances  shall
                  Deutsche Bank Trust Company  Americas be  personally  liable for the payment of any  indebtedness or  expenses  of Party A or Party B or be liable for the  breach or  failure  of any  obligation, representation,  warranty  or  covenant  made or  undertaken  by  Party A or  Party B under  this
                  Agreement  or any other  related  documents;  provided,  that  nothing  in this  paragraph  shall relieve  Deutsche  Bank Trust  Company  Americas  from  performing  its  duties  and  obligations hereunder and under the Pooling and Servicing  Agreement in accordance  with the standard of care set forth herein and therein.

5)       "Affiliate".  Party A and  Party B shall be  deemed  to not  have  any  Affiliates  for  purposes  of this
         Agreement, including for purposes of Section 6(b)(ii).

6)       Section 3 of the ISDA Form Master  Agreement is hereby  amended by adding at the end thereof the following subsection (g):

                                    "(g)    Relationship Between Parties.

         Each party represents to the other party on each date when it enters into a Transaction that:--

(1)      Nonreliance.  (i) It is not relying on any statement or  representation  of the other party  regarding the
Transaction  (whether  written or oral),  other than the  representations  expressly  made in this Agreement or the
Confirmation  in  respect of that  Transaction  and (ii) it has  consulted  with its own  legal,  regulatory,  tax, business,  investment,  financial and accounting  advisors to the extent it has deemed  necessary,  and it has made its own  investment,  hedging  and  trading  decisions  based upon its own  judgment  and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

(2)      Evaluation and Understanding.

(i)      It has the capacity to evaluate  (internally or through independent  professional  advice) the Transaction and has made its own  decision to enter into the  Transaction  and has been  directed by the Pooling and  Servicing
Agreement to enter into this Transaction; and

(ii)     It  understands  the terms,  conditions  and risks of the  Transaction  and is willing  and able to accept those terms and conditions and to assume those risks, financially and otherwise.

(3)      Purpose.  It is entering into the  Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

(4)      Status of Parties.  The other party is not acting as agent,  fiduciary or advisor for it in respect of the
Transaction.

(5)      Eligible  Contract  Participant.  It is an "eligible swap  participant" as such term is defined in Section
35.1(b)(2)  of the  regulations  (17  C.F.R  35)  promulgated  under,  and it  constitutes  an  "eligible  contract participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended."

7)       Account Details and Settlement Information:

         PAYMENTS TO PARTY A:
         Deutsche Bank Trust Company Americas
         ABA Number: 021-001-003
         Account Number: [as provided by Party B in writing to Party A]
         Account Name: [as provided by Party B in writing to Party A]
         Ref: RALI 2007-QA1 Swap
         PAYMENTS TO PARTY B:
         Deutsche Bank Trust Company Americas
         ABA Number: 021-001-003
         Account Number: [as provided by Party B in writing to Party A]
         Account Name: [as provided by Party B in writing to Party A]
         Ref: RALI 2007-QA1 Swap

Please sign and return to us a copy of this Agreement.

Very truly yours,

DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual
capacity but solely as Supplemental Interest Trust Trustee
for the benefit of RALI Series 2007-QA1 Supplemental
Interest Trust, acting on behalf of the Class SB
Certificateholders

By:  /s/ Amy Stoddard
Name:    Amy Stoddard
Title:   Authorized Signer

AGREED AND ACCEPTED AS OF THE TRADE DATE
DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual
capacity but solely as Supplemental Interest Trust Trustee
for the benefit of RALI Series 2007-QA1 Supplemental
Interest Trust, acting on behalf of the Class A
Certificateholders, and the Class M Certificateholders

By:  /s/ Amy Stoddard
Name:    Amy Stoddard
Title:   Authorized Signer